Exhibit 4.24

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Execution Copy

WOLSELEY PLC

WOLSELEY CAPITAL, INC.

U.S.$1,200,000,000

4.72% Series A Guaranteed Senior Notes due 2008
4.79% Series B Guaranteed Senior Notes due 2010
4.93% Series C Guaranteed Senior Notes due 2012
5.05% Series D Guaranteed Senior Notes due 2015
5.18% Series E Guaranteed Senior Notes due 2017
5.32% Series F Guaranteed Senior Notes due 2020
Floating Rate Series G Guaranteed Senior Notes due 2008
Floating Rate Series H Guaranteed Senior Notes due 2012

NOTE AND GUARANTEE AGREEMENT

As of November 16, 2005

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WOLSELEY PLC
PARKVIEW 1220
ARLINGTON BUSINESS PARK
THEALE
READING, BERKSHIRE, RG7 4GA,
UNITED KINGDOM

WOLSELEY CAPITAL, INC.
12500 JEFFERSON AVENUE
NEWPORT NEWS, VA 23602

4.72% SERIES A GUARANTEED SENIOR NOTES DUE 2008
4.79% SERIES B GUARANTEED SENIOR NOTES DUE 2010
4.93% SERIES C GUARANTEED SENIOR NOTES DUE 2012
5.05% SERIES D GUARANTEED SENIOR NOTES DUE 2015
5.18% SERIES E GUARANTEED SENIOR NOTES DUE 2017
5.32% SERIES F GUARANTEED SENIOR NOTES DUE 2020
FLOATING RATE SERIES G GUARANTEED SENIOR NOTES DUE 2008
FLOATING RATE SERIES H GUARANTEED SENIOR NOTES DUE 2012

As of November 16, 2005

To Each of the Purchasers Listed in
            Schedule A Hereto:

Ladies and Gentlemen:

Wolseley Capital, Inc., a Delaware corporation (the “Company”) and Wolseley plc, a company incorporated under the laws of England and Wales (the “Guarantor” and, together with the Company, the “Obligors”), agree with each of the purchasers whose names appear at the end hereof (each a “Purchaser” and collectively the “Purchasers”) as follows:

SECTION 1. AUTHORIZATION OF NOTES

The Company will authorize the issue and sale, in eight series, of U.S.$1,200,000,000 aggregate principal amount of its guaranteed senior notes of which U.S.$233,000,000 aggregate principal amount shall be its 4.72% Series A Guaranteed Senior Notes due 2008 (the “Series A Notes”), U.S.$208,000,000 aggregate principal amount shall be its 4.79% Series B Guaranteed Senior Notes due 2010 (the “Series B Notes”), U.S.$65,000,000 aggregate principal amount shall be its 4.93% Series C Guaranteed Senior Notes due 2012 (the “Series C Notes”), U.S.$226,000,000 aggregate principal amount shall be its 5.05% Series D Guaranteed Senior Notes due 2015 (the “Series D Notes”), U.S.$157,000,000 aggregate principal amount shall be its

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5.18% Series E Guaranteed Senior Notes due 2017 (the “Series E Notes”), U.S.$281,000,000 aggregate principal amount shall be its 5.32% Series F Guaranteed Senior Notes due 2020 (the “Series F Notes”), U.S.$15,000,000 aggregate principal amount shall be its Floating Rate Series G Guaranteed Senior Notes due 2008 (the “Series G Notes”) and U.S.$15,000,000 aggregate principal amount shall be its Floating Rate Series H Guaranteed Senior Notes due 2012 (the “Series H Notes”, and, together with the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, Series F Notes and Series G Notes, the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 15). The Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series G Notes and Series H Notes shall be substantially in the form set out in Exhibit 1-A, 1-B, 1-C, 1-D, 1-E, 1-F, 1-G and 1-H, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Payment of the principal of, Make-Whole Amount and Modified Make-Whole Amount (if any) and interest on the Notes and other amounts owing hereunder shall be unconditionally guaranteed by the Guarantor as provided in Section 14 (and each Note will have the guarantee (individually, the “Guarantee” and, collectively, the “Guarantees”) of the Guarantor endorsed thereon in the form set out in Exhibit 1-I).

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the respective series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, at 10:00 A.M., New York City time, at a closing (the “Closing”) on November 16, 2005. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each series to be so purchased (or such greater number of Notes in denominations of at least U.S.$100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), with the Guarantee of the Guarantor endorsed thereon, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number: 004832042627 with the account name: Wolseley Capital Incorporated at Bank of America, N.A. in New York, New York, ABA #026009593, SWIFT: BOFAUS3N. If at the Closing the Company shall fail to tender such Notes to any Purchaser as

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provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.   Representations and Warranties.  The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2.   Performance; No Default.  Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

Section 4.3.   Compliance Certificates.

(a)    Officer’s Certificate.  Each Obligor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)    Secretary’s or Director’s Certificate.  Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary or a Director or other appropriate person, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor).

Section 4.4.   Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Freshfields Bruckhaus Deringer, LLP, special U.S. counsel, and Freshfields Bruckhaus Deringer, special English counsel for the Obligors, substantially in the respective forms set forth in Exhibits 4.4(a)(i) and 4.4(a)(ii) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinions to the Purchasers) and (b) from Milbank, Tweed, Hadley & McCloy LLP, the Purchasers’ special U.S. counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.   Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each

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jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate from the Guarantor certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.   Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.   Payment of Special Counsel Fees.  Without limiting the provisions of Section 17.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Guarantor at least one Business Day prior to the Closing.

Section 4.8.   Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of Notes.

Section 4.9.   Changes in Corporate Structure.  Neither Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.   Acceptance of Appointment to Receive Service of Process.  The Company shall agree to act as the Process Agent and accept the appointment and designation provided for by Section 24.8(e) for the period from the date of the Closing to November 16, 2021.

Section 4.11.   Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.12.   Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

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SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

The Company and the Guarantor jointly and severally represent and warrant to each Purchaser that:

Section 5.1.   Organization; Power and Authority.  Each Obligor is a corporation duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor) and to perform the provisions hereof and thereof.

Section 5.2.   Authorization, Etc.  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and this Agreement and the Guarantees have been duly authorized by all necessary corporate action on the part of the Guarantor, and this Agreement constitutes and, upon execution and delivery thereof, each Guarantee will constitute, a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.   Disclosure.  The Obligors, through their agents, Banc of America Securities LLC and Greenwich Capital Markets Inc. have delivered to each Purchaser a copy of a Private Placement Memorandum (the “Memorandum”) relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business of the Guarantor and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and identified in Schedule 5.3 and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and financial statements delivered to each Purchaser prior to October 21, 2005 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since July 31, 2005,

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there has been no change in the financial condition, operations, business or properties of either Obligor or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 5.4.   Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Guarantor’s Principal Subsidiaries, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Guarantor and each other Subsidiary.

(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)    Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Section 5.5.   Financial Statements; Material Liabilities.  The Obligors have delivered to each Purchaser copies of the financial statements listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) give a true and fair view of the consolidated financial position of the Guarantor and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.6.   Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Obligors of this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor) will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other Material agreement or instrument to which either Obligor or any Subsidiary is bound or by which either Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Obligor or any Subsidiary.

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Section 5.7.   Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by either Obligor of this Agreement or the Notes (in the case of the Company) and this Agreement or the Guarantees (in the case of the Guarantor), including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under this Agreement, the Notes or the Guarantees and the payment of such Dollars to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the United Kingdom of this Agreement, the Notes or the Guarantees that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.

Section 5.8.   Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any Subsidiary or any property of either Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)    Neither of the Obligors nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9.   Taxes.  The Obligors and each Subsidiary have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither Obligor knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.

No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of the United Kingdomor any political subdivision thereof will be incurred by either Obligor or any holder of a Note as a result of the execution or delivery of this Agreement, the Notes or the Guarantees and no deduction or withholding in respect of Taxes imposed by or for the account of the United Kingdom or, to the knowledge of either Obligor, any other Taxing Jurisdiction, is required to be made from any

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payment by the Obligors under this Agreement, the Notes or the Guarantees except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority of the United Kingdomarising out of circumstances described in clause (a), (b) or (c) of Section 13.

Section 5.10.   Title to Property; Leases.  The Obligors and each Subsidiary have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by either Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for defects in title that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.   Licenses, Permits, Etc.  The Obligors and each Subsidiary own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 5.12.   Compliance with ERISA; Non-U.S. Plans.  (a) The Obligors and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither of the Obligors nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by either Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that is Material. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities by an amount that is Materially greater than the amount disclosed in the latest annual, audited financial statements delivered to the Purchasers. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

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(c)    The Obligors and each ERISA Affiliate have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non-U.S. Plan.

(d)    The expected postretirement benefit obligation (determined as of the last day of the Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Guarantor and its Subsidiaries is not Material.

(e)    The execution and delivery of this Agreement and the issuance and sale of the Notes and Guarantees hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f)    All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Obligors and any Subsidiary have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.

Section 5.13.   Private Offering by the Obligors.  Neither the Obligors nor anyone acting on their behalf has offered the Notes or the Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Guarantees to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.   Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes to the repayment of existing bank indebtedness and general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve

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any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Guarantor and its Subsidiaries and the Guarantor does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.   Existing Indebtedness.  Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Guarantor and its Subsidiaries as of July 31, 2005 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Guarantor or its Subsidiaries. Neither of the Obligors nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of either Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of either Obligor or any Subsidiary the outstanding principal amount of which exceeds U.S.$50,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Section 5.16.   Foreign Assets Control Regulations, Etc.  (a) Neither the sale of the Notes by the Company hereunder with the benefit of the Guarantees nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)    Neither of the Obligors nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) knowingly engages in any dealings or transactions with any such Person. The Obligors and each Subsidiary are in compliance, in all material respects, with the USA Patriot Act.

(c)    No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Obligors.

Section 5.17.   Status under Certain Statutes.  Neither of the Obligors nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

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Section 5.18.   Ranking of Obligations.  Each Obligor’s payment obligations under this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor) will, upon issuance of the Notes and Guarantees, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Obligor.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.   Purchase for Investment.  (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither Obligor is required to register the Notes.

(b) Each Purchaser severally represents that it is a bank, insurance company, pension fund or other regulated financial institution that is an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act.

Section 6.2.   Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

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SECTION 7. INFORMATION AS TO THE OBLIGORS.

Section 7.1.   Financial and Business Information.  The Obligors shall deliver to each holder of Notes that is an Institutional Investor (and for purposes of this Agreement the information required by this Section 7.1 shall be deemed delivered on the date of delivery of such information in the English language or the date of delivery of an English translation thereof):

(a) Interim Statements – promptly after the same are available and in any event within 90 days after the end of each semiannual fiscal period in each fiscal year of the Guarantor, duplicate copies of

(i) a consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such period, and

(ii) a consolidated profit and loss account and the consolidated statements of cash flows and of total recognized gains and losses of the Guarantor and its Subsidiaries for such period,

setting forth in each case in comparative form the figures for the corresponding period in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to interim financial statements generally, and certified by a Senior Financial Officer of the Guarantor as giving a true and fair view of the state of affairs of the companies being reported on and their profit and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements – promptly after the same are available and in any event within 120 days after the end of each fiscal year of the Guarantor, duplicate copies of

(i) a consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such year, and

(ii) a consolidated profit and loss account and the consolidated statements of cash flows and of total recognized gains and losses of the Guarantor and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized international standing, which opinion shall state that such financial statements give a true and fair view of the state of affairs of the companies being reported upon and their profit and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

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(c) LSE and Other Reports – promptly upon their becoming available, one copy of (i) each financial statement, report, circular, notice or proxy statement or similar document sent by either Obligor or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by either Obligor or any Subsidiary with the London Stock Exchange (excluding, for the avoidance of doubt, notices relating to the sale of directors shares, block listing notices and similar notices);

(d) Notice of Default or Event of Default – promptly and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e) Employee Benefit Matters – promptly and in any event within fifteen days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Guarantor or the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

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(iv) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and

(f) Requested Information – with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of either Obligor or any Subsidiary or relating to the ability of the Obligors to perform their respective obligations hereunder and under the Notes and Guarantees as from time to time may be reasonably requested by any such holder of Notes, including information readily available to the Guarantor explaining the Guarantor’s financial statements if such information has been requested by the SVO in order to assign or maintain a designation of the Notes.

Section 7.2.   Officer’s Certificate.   Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Guarantor setting forth:

(a) Covenant Compliance – the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Sections 10.5(h), 10.6, 10.7 and 10.8(g) during the interim or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default – a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Guarantor and its Subsidiaries from the beginning of the interim or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of either Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

Section 7.3.   Visitation.  The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default – if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Guarantor and Company, to visit the principal executive office of the Guarantor and the Company, to discuss the affairs, finances and accounts of the Guarantor and the Company and their Subsidiaries with the Guarantor’s or the Company’s officers, and (with the consent of the Guarantor or the Company, as the case may be, which consent will not be unreasonably withheld) to visit the other offices and properties of the Guarantor and Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

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(b) Default – if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of the Guarantor, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

Section 7.4.   Limitation on Disclosure Obligation.  The Obligors shall not be required to disclose the following information pursuant to Section 7.1(f) or 7.3:

(a) information that the Obligors determine after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 22, it would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof; or

(b) information that, notwithstanding the confidentiality requirements of Section 22, either Obligor is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon such Obligor and not entered into in contemplation of this clause (b), provided that such Obligor shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that such Obligor has received the advice of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.   Interest.

(a)      Interest on the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes (the “Fixed Rate Notes”) shall be due and payable semi-annually in arrears in accordance with the respective terms of such Fixed Rate Notes.

(b)      Interest (computed on the basis of a 360-day year for the actual days elapsed) shall accrue on the unpaid principal balance of the Series G Notes and the Series H Notes (the “Floating Rate Notes”) outstanding from time to time during each Floating Interest Period at a rate per annum equal to the applicable Floating Interest Rate for the Floating Rate Notes of such series determined in accordance with this Section 8.1(b) for such Floating Interest Period. Such interest shall be payable semiannually in arrears on each Floating Rate Note Payment Date, commencing with May 16, 2006 until the payment in full of the principal amount of such Floating Rate Note. The rate of interest applicable to the unpaid principal balance of the

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Floating Rate Notes of any series will in no event be higher than the maximum rate of interest permitted by applicable law. The Floating Interest Rate applicable to the Floating Rate Notes for the first Floating Interest Period shall be 4.70% per annum for the Series G Notes and 4.82% per annum for the Series H Notes. For each subsequent Floating Interest Period the Floating Interest Rate applicable to each series of Floating Rate Notes shall be determined on the Floating Interest Rate Determination Date for such Floating Interest Period and, as so determined, shall become applicable to the then unpaid principal balances of such series of Notes on the first day of such Floating Interest Period. The Company shall notify in writing (via facsimile transmission with subsequent written confirmation sent by recognized overnight delivery service) on such Floating Interest Rate Determination Date each holder of any Floating Rate Notes of the applicable Floating Interest Rate for such Notes.

Section 8.2.   Maturity.  As provided therein, the entire unpaid principal balance of the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series G Notes and Series H Notes shall be due and payable on the respective stated maturity dates thereof.

Section 8.3.   Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay (a) at any time all, or from time to time any part of, the Fixed Rate Notes in an amount not less than 5% of the aggregate principal amount of the Fixed Rate Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment, and the applicable Make-Whole Amounts determined for the prepayment date with respect to such principal amount and (b) at any time and from time to time (in the case of the Series G Notes) and at any time and from time to time on or after November 16, 2006 (in the case of the Series H Notes), all or any part of the Floating Rate Notes, in an amount not less than 5% of the aggregate principal amount of the Floating Rate Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment, and the applicable Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount.

The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of the applicable series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.6), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment date.

Section 8.4.   Prepayment for Tax Reasons.  If at any time as a result of a Change in Tax Law (as defined below) the Company or the Guarantor (assuming that the Guarantor is required

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to make a payment) is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes or the Guarantees in respect thereof, the Company may give the holders of all affected Notes irrevocable written notice (each, a “Tax Prepayment Notice”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of such Obligor to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus an amount equal to the Modified Make-Whole Amount for each such Note, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Company no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a “Rejection Notice”). Such Tax Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Modified Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note being so prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date.

No prepayment of the Notes pursuant to this Section 8.4 shall affect the obligation of the Obligors to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.4, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held).

The Company may not offer to prepay Notes pursuant to this Section 8.4 (a) if a Default or Event of Default then exists or (b) if the obligation to make such Additional Payments directly results or resulted from actions taken by the Guarantor, the Company or any Subsidiary (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.4 shall certify to the foregoing.

For purposes of this Section 8.4: “Additional Payments” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax

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Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) (i) an amendment to, or change in, any law, treaty, rule or regulation of the United Kingdomafter the date of the Closing, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation after the date of the Closing, which amendment or change is in force and continuing and meets the opinion and certification requirements described below or (ii) in the case of any other jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Obligors (which shall be evidenced by an Officer’s Certificate of the Guarantor and supported by a written opinion of counsel having recognized expertise in the field of taxation in the Taxing Jurisdiction, both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law) affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes.

Section 8.5.   Prepayment in Connection with Dispositions.  If the Company is required, in accordance with Section 10.8, to offer to prepay pro rata portions of the Notes using the proceeds of a Disposition, the Company will give written notice thereof to each holder of a Note, which notice shall describe such Disposition in reasonable detail and (a) refer specifically to this Section 8.5, (b) specify the pro rata portion of each Note being so offered to be so prepaid, (c) specify a date (which shall be a Business Day) not less than 30 days and not more than 60 days after the date of such notice (the “Disposition Prepayment Date”) and specify the Disposition Response Date (as defined below) and (d) offer to prepay on the DispositionPrepayment Date such pro rata portion of each Note, together with interest accrued thereon to the DispositionPrepayment Date. Each holder of a Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice thereof to the Company on a date at least 10 days prior to the DispositionPrepayment Date (such date 10 days prior to the DispositionPrepayment Date being the “Disposition Response Date”), and the Company shall prepay on the DispositionPrepayment Date such pro rata portion of each Note held by the holders who have accepted such offer in accordance with this Section 8.5 at a price in respect of each Note held by such holder equal to 100% of the principal amount of such pro rata portion, together with interest accrued thereon to the DispositionPrepayment Date and without the payment of any Make Whole Amount; provided, however, that the failure by a holder of any Note to respond to such offer in writing on or before the DispositionResponse Date shall be deemed to be a rejection of such offer.

Section 8.6.   Allocation of Partial Prepayments.  In the case of each partial prepayment of the Fixed Rate Notes pursuant to Section 8.3, the Company shall prepay the same percentage of the unpaid principal amount of the Fixed Rate Notes of each series, and the principal amount of the Fixed Rate Notes of each series so to be prepaid shall be allocated among all of the Fixed Rate Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

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In the case of each partial prepayment of the Floating Rate Notes pursuant to Section 8.3, the Company shall prepay the same percentage of the unpaid principal amount of the Floating Rate Notes of each series, and the principal amount of the Floating Rate Notes of each series so to be prepaid shall be allocated among all of the Floating Rate Notes of each series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, provided that, any such prepayment of the Floating Rate Notes pursuant to Section 8.3 made prior to November 16, 2006 shall be allocated solely among the holders of Series G Notes at such time.

Section 8.7.   Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or Modified Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Modified Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.8.   Purchase of Notes.  Neither Obligor will nor will any Obligor permit any Affiliate that it Controls to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days (or such shorter period as may be agreed by the Required Holders). If the holder of more than 20% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by either Obligor or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.9.   Make-Whole Amount and Modified Make-Whole Amount.  The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, (i) with respect to any Fixed Rate Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in no event be less than zero, (ii) with respect to any Series G Note, an amount equal to the Floating Rate Breakage Amount, if any, for such Note and (iii) with respect to any Series H Note, the Floating Rate Premium, if any, for such Note plus an amount equal to the Floating Rate Breakage Amount, if any, for such Note. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.4 means 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points) .

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.3 or 8.4 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Floating Rate Breakage Amount” means, in the event of any payment or prepayment of any Floating Rate Note on a day other than a Floating Rate Note Payment Date or other than at the scheduled maturity thereof, an amount equal to all reasonable expenses, losses and costs incurred by the holder of such Floating Rate Note in connection with the liquidation or redeployment of deposits or other funds acquired by such holder to fund or maintain the funding of the applicable Floating Rate Note Called Principal for the remaining term of the then-current Floating Interest Period.

“Floating Rate Premium” means, with respect to the Called Principal of any Series H Note, if such Series H Note is to be prepaid or has become or been declared to be immediately due and payable at any time (i) prior to November 16, 2007, 1% of such Called Principal and (ii) on or after November 16, 2007, 0% of such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of the (x) Applicable Percentage plus (y) the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519)

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(or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3, 8.4 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.3 or 8.4 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

The Company and the Guarantor jointly and severally covenant that so long as any of the Notes are outstanding:

Section 9.1.   Compliance with Law.  Without limiting Section 10.4, the Obligors will, and will cause each of their Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate have a Material Adverse Effect.

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Section 9.2.   Insurance.  The Obligors will, and will cause each of their Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated unless the Guarantor has concluded that the failure to maintain such insurance would not have a Material Adverse Effect.

Section 9.3.   Maintenance of Properties.  The Obligors will, and will cause each of their Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance would not, individually or in the aggregate have a Material Adverse Effect.

Section 9.4.   Payment of Taxes and Claims.  The Obligors will, and will cause each of their Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of either Obligor or any Subsidiary, provided that neither of the Obligors nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not have a Material Adverse Effect.

Section 9.5.   Corporate Existence, Etc.  Subject to Section 10.2, the Obligors will at all times preserve and keep in full force and effect their respective corporate existences. Subject to Sections 10.2 and 10.8, the Obligors will at all times preserve and keep in full force and effect the corporate existence of each of their Subsidiaries and all rights and franchises of the Obligors and their Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence (other than the Company), right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

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Section 9.6.   Books and Records.  Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be.

Section 9.7.   Priority of Obligations.  Each Obligor will ensure that its payment obligations under this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor) will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Obligor.

Section 9.8.   Ownership of the Company.  The Guarantor shall at all times own, directly or indirectly, 100% of the capital stock of the Company free and clear of any Lien.

SECTION 10. NEGATIVE COVENANTS.

The Company and the Guarantor jointly and severally covenant that so long as any of the Notes are outstanding:

Section 10.1.   Transactions with Affiliates.  The Obligors will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than an Obligor or any Subsidiary), except pursuant to the reasonable requirements of such Obligor’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2.   Merger, Consolidation, Etc.  The Obligors will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) in the case of either Obligor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Guarantor or the Company, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or any other Permitted Jurisdiction, and, if the Guarantor or the Company, as the case may be, is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of (x) this Agreement and the Notes, in the case of the Company and (y) this Agreement and the Guarantees, in the case of the Guarantor, (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of counsel, in form and substance reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and that the

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payment obligations of such corporation or limited liability company under this Agreement, the Notes and the Guarantees (as applicable) will rank at least pari passu with all other unsecured and unsubordinated Indebtedness of such corporation or limited liability company and (iii) in the case of any such transaction involving the Company, the Guarantor and any Subsidiary Guarantors shall have executed and delivered to each holder of any Notes a ratification of its obligations under the Guarantees or its Subsidiary Guarantee (as applicable);

(b) in the case of any Subsidiary, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary, as the case may be, shall be (i) either of the Obligors, such Subsidiary or another Subsidiary or (ii) any other Person so long as the transfer of all of the assets of such Subsidiary would have otherwise been permitted by Section 10.8 and such transaction is treated as a Disposition of all of the assets of such Subsidiary for purposes of Section 10.8; and

(c) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing (as of the actual date of such transaction and, in the case of Section 10.6, giving pro forma effect to such transaction for the relevant period assuming that such transaction had occurred on the last day of the semi-annual or annual fiscal period of the Guarantor most recently ended).

No such conveyance, transfer or lease of substantially all of the assets of the Guarantor or the Company shall have the effect of releasing the Guarantor or the Company, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under (x) this Agreement or the Notes, in the case of the Company or (y) this Agreement or the Guarantees, in the case of the Guarantor.

Section 10.3.   Line of Business.  The Obligors will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Guarantor and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum and any business incidental or related thereto.

Section 10.4.   Terrorism Sanctions Regulations.  The Obligors will not, and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person, which dealings or transactions would cause any holder of a Note that is an Institutional Investor to be in violation of such Anti-Terrorism Order.

Section 10.5.   Liens.  The Obligors will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or

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otherwise) any Lien on or with respect to any property or asset of such Obligor or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, except:

(a) any Lien existing on the date hereof (as specified in Schedule 5.15) which secures only Indebtedness secured thereby at the date hereof or any replacement or substitute of such Lien where the principal amount secured thereby does not exceed the principal amount secured by the Lien which it substitutes or replaces (at the time of such replacement or substitution);

(b) any Lien arising solely by operation of law securing obligations incurred in good faith in the ordinary course of business;

(c) any Lien upon a specific asset or specific assets where such Lien is given solely for the purpose of financing the cost of the acquisition of such specific asset or specific assets or any replacement or substitution of such Lien and where the principal amount secured by each such Lien does not exceed the cost of such acquisition;

(d) any rights by way of reservation or retention of title which are required by the supplier of any property in the normal course of such supplier’s business;

(e) any Lien over any asset of either Obligor or any Subsidiary acquired by such Obligor or Subsidiary subject to such Lien and which secures only Indebtedness secured thereby at the date of such acquisition;

(f) any Lien created by any Person prior to its becoming a Subsidiary and securing only Indebtedness incurred by such Person prior to its becoming a Subsidiary and not incurred in contemplation of its so becoming a Subsidiary and which secures only Indebtedness secured thereby at the date on which such Person becomes a Subsidiary;

(g) any Lien on property or assets of any Subsidiary securing Indebtedness owing to the Guarantor; and

(h) Liens in addition to those described in Subsections (a) through (g) above, provided that, upon the incurrence thereof and after giving effect thereto, the Obligors shall be in compliance with Section 10.7.

Section 10.6.   Leverage Ratio.  The Guarantor will not permit as of the last day of each semi-annual and annual fiscal period of the Guarantor the ratio of (i) Consolidated Net Borrowings on such date to (ii) Consolidated EBITDA for the 12-month period ending on such date, to exceed 3.5 to 1.0.

Section 10.7.   Priority Indebtedness.  The Company will not permit at any time Priority Indebtedness to exceed 15% of Consolidated Total Assets.

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Section 10.8.   Sales of Assets.  The Obligors will not, and will not permit any Subsidiary to, sell, lease (as lessor) or otherwise dispose of any of their respective properties or assets, including the capital stock or other equity in any Subsidiary (collectively, a “Disposition”), except:

(a)      Dispositions in the ordinary course of business and Dispositions of obsolete assets no longer used in the business of the Guarantor and its Subsidiaries;

(b)      Dispositions by any Subsidiary made to either of the Obligors or another Subsidiary;

(c)      Dispositions in exchange for other property or assets reasonably equivalent as to type and value;

(d)      Dispositions of assets in any transaction which, under GAAP, would result in the assets so disposed of, and the liabilities incurred in connection therewith, being reflected in the consolidated accounts of the Guarantor and its Subsidiaries;

(e)      Dispositions of ownership interests in any Subsidiary in exchange for interests with reasonably equivalent value in another Person;

(f)      Dispositions to the extent that the net proceeds thereof (the “Disposition Proceeds”) are applied within 365 days from the date of such Disposition to either (i) the purchase of assets to be used in the business of the Guarantor or a Subsidiary of at least equivalent value to the assets that were the subject of the Disposition or (ii) the prepayment (or, in the case of the Notes, an offer of prepayment as contemplated below) of Indebtedness of an Obligor or any Subsidiary which is not subordinated in right of payment to the Notes or the Guarantees (other than Indebtedness owing to an Obligor or any Subsidiary (all such Indebtedness, “Payment Indebtedness”)); provided that, in connection with any such prepayment of Payment Indebtedness, the Company shall, in accordance with Section 8.5, offer to prepay the Notes pro rata with all other such Payment Indebtedness then being prepaid, such pro rata portion of the Notes to be prepaid to be calculated by multiplying (x) the Disposition Proceeds by (y) a fraction, the numerator of which is the aggregate principal amount of Notes then outstanding and the denominator of which is the aggregate principal amount of Payment Indebtedness then outstanding (including the Notes) that will receive any portion of such prepayment (calculated prior to such repayment); and

(g)      Dispositions not otherwise permitted pursuant to any of Subsections (a) through (f) above, provided that each such Disposition is for the fair market value and at the time of each such Disposition and after giving effect thereto (i) the aggregate book value of the properties and assets subject to all such Dispositions pursuant to this Subsection (g) during any fiscal year of the Guarantor does not exceed 15% of Consolidated Total Assets as of the last day of the fiscal year of the Guarantor most recently ended and (ii) no Default or Event of Default shall have occurred and be continuing.

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SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) a default occurs in the payment of any principal or Make-Whole Amount or Modified Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) a default occurs in the payment of any interest on any Note or any amount payable pursuant to Section 13 for more than five Business Days after the same becomes due and payable; or

(c) either Obligor defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.6; or

(d) either Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made in writing by or on behalf of either Obligor or by any officer of either Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) either Obligor or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto or (ii) either Obligor or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto, and as a consequence of such default such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(g) either Obligor or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any

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jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing (excluding, in any case, a solvent reorganization); or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by either Obligor or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of an Obligor or any Significant Subsidiary, or any such petition shall be filed against an Obligor or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to either Obligor or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or (h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or (h); or

(j) a final judgment or judgments for the payment of money aggregating in excess of U.S.$75,000,000 (or its equivalent in the relevant currency of payment) are rendered against one or more of the Obligors and their Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the sum of (x) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, plus (y) the amount (if any) by which the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, shall exceed U.S.$75,000,000, (iv) either Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) either Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) either Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the

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liability of the Company or any Subsidiary thereunder, (vii) either Obligor or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up or (viii) either Obligor or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(l) the Guarantee given hereunder by the Guarantor shall cease to be in full force and effect or the Guarantor or any Person acting on behalf of the Guarantor shall contest in any manner the validity, binding nature or enforceability of the Guarantee.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1.   Acceleration.  (a) If an Event of Default with respect to either Obligor described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)      If any other Event of Default has occurred and is continuing, the Required Holders at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)      If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest, if any, accrued thereon at the Default Rate) and (y) the Make-Whole Amounts determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by an Obligor (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

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Section 12.2.   Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or in any Subsidiary Guarantee, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.   Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or Modified Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Obligors nor any other Person shall have paid any amounts that have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 19, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.   No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof or by any Subsidiary Guarantee shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 17, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements and any Registration Duty.

SECTION 13. TAX INDEMNIFICATION.

All payments whatsoever under this Agreement, the Notes and the Guarantees will be made by the Obligors in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (a) from or through which any such payment is actually made by an Obligor or (b) in which the Obligor making such payment is organized, is engaged in business or maintains an office, which jurisdiction is related to such payment (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

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If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by the Company or the Guarantor under this Agreement or the Notes (in the case of the Company) or this Agreement or the Guarantees (in the case of the Guarantor), the Company or the Guarantor, as the case may be, will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement, the Notes or the Guarantees after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Agreement, the Notes or the Guarantees before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note with the benefit of the Guarantee or the receipt of payments thereunder or in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for an Obligor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Agreement, the Notes or the Guarantees are made to the Taxing Jurisdiction imposing the relevant Tax;

(b) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by an Obligor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes, provided that the filing of such Forms would not (in such holder’s reasonable judgment) result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person (residency for tax purposes and treaty eligibility being neither confidential nor proprietary) and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms as may be specified in a written request of an Obligor no later than 45 days after receipt by such holder of such written request (accompanied by copies of such Forms (other than Forms required by the U.S. Internal Revenue Service) and related instructions, if any, all in the English language or with an English translation thereof); or

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(c) any combination of clauses (a) and (b) above;

and provided further that in no event shall an Obligor be obligated to pay such additional amounts to (i) any holder of a Note not resident in the United States of America in excess of the amounts that an Obligor would be obligated to pay if such holder had been a resident of the United States of America (receiving payment on its own behalf and not through an agent) for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) any holder of a Note registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and an Obligor shall have given timely notice of such law or interpretation to such holder.

By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by an Obligor all such forms, certificates, documents and returns provided to such holder by an Obligor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (y) provide an Obligor with such information with respect to such holder as such Obligor may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder (residency for tax purposes and treaty eligibility being neither confidential nor proprietary), and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to an Obligor or mailed to the appropriate taxing authority (which in the case of a United Kingdom Inland Revenue Form FD13 or any similar Form shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 45 days following a written request of an Obligor (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

On or before the date of the Closing the Company will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in the United Kingdom pursuant to clause (b) of the first paragraph of this Section 13, if any, and in connection with the transfer of any Note the Company will furnish the transferee of such Note with copies of any Form and English translation then required.

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If any payment is made by either Obligor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Obligor pursuant to this Section 13, then, if such holder has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Obligor such amount as such holder shall reasonably determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

The applicable Obligor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by such Obligor of any Tax in respect of any amounts paid under this Agreement, the Notes or the Guarantees, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

If either Obligor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Obligor would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then such Obligor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Obligor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If either Obligor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from such Obligor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Obligor, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of the Obligors under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

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SECTION 14. GUARANTEE, ETC.

Section 14.1.   Guarantee.  The Guarantor hereby guarantees to each holder of any Note or Notes at any time outstanding (a) the prompt payment in full, in Dollars, when due (whether at stated maturity, by acceleration, by prepayment or otherwise) of the principal of and Make-Whole Amount or Modified Make-Whole Amount (if any) and interest on the Notes (including, without limitation, interest on any overdue principal, Make-Whole Amount, Modified Make-Whole Amount and, to the extent permitted by applicable law, on any overdue interest and on payment of additional amounts described in Section 13) and all other amounts from time to time owing by the Company under this Agreement and under the Notes (including, without limitation, costs, expenses and taxes), and (b) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed hereunder, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the “Guaranteed Obligations”). The Guarantor hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranteed Obligations, the Guarantor will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing any of such holder’s rights under this Agreement, including, without limitation, reasonable counsel fees.

All obligations of the Guarantor under this Section 14 shall survive the transfer of any Note, and any obligations of the Guarantor under this Section 14 with respect to which the underlying obligation of the Company is expressly stated to survive payment of any Note shall also survive payment of such Note.

Section 14.2.   Obligations Unconditional.

(a)  The obligations of the Guarantor under Section 14.1 constitute a present and continuing guaranty of payment and not collectibility and are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 14.2 that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following, to the extent permitted by law, shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

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(1) any amendment or modification of any provision of this Agreement or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

(2) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of this Agreement or the Notes, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

(3) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or any other Person or the properties or creditors of any of them;

(4) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, this Agreement, the Notes or any other agreement;

(5) any transfer of any assets to or from the Company, including without limitation any transfer or purported transfer to the Company from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Company with or into any Person, any change in the ownership of any shares of capital stock of the Company, or any change whatsoever in the objects, capital structure, constitution or business of the Company;

(6) any default, failure or delay, willful or otherwise, on the part of the Company or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or any other Person of, any term of this Agreement, the Notes or any other agreement;

(7) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Notes or any other agreement;

(8) any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

(9) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing.

(b)  The Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

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(c)  In the event that the Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, the Guarantor shall not exercise any subrogation or other rights hereunder or under the Notes and the Guarantor hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Notes and shall forthwith be paid to such holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. The Guarantor agrees that its obligations under this Section 14 shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any holder of a Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

(d)  If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of the guarantee in this Section 14 and the Guarantor’s obligations under this Agreement and the Guarantees, the maturity of the principal amount of the Notes shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of this Agreement, and the Guarantor shall forthwith pay such principal amount, any interest thereon, any Make-Whole Amounts and any other amounts guaranteed hereunder without further notice or demand.

(e)  The guarantee in this Section 14 is a continuing guarantee and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

Section 14.3.   Guarantees Endorsed on the Notes.

Each Note shall have endorsed thereon a Guarantee of the Guarantor in the form of Exhibit 1-A.

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Section 14.4. Subsidiary Guarantees.

(a)    The Guarantor may from time to time designate any Subsidiary to be a Subsidiary Guarantor by delivering the documents, other information and evidence specified in Section 14.4(b).

(b)    The Guarantor will cause each Subsidiary which becomes a Subsidiary Guarantor to execute and deliver a guarantee in substantially the form of Schedule 14.4(a) (with such changes as the Guarantor and the Required Holders reasonably agree are appropriate for a guarantee given under the laws of the jurisdiction of the governing law of such Subsidiary Guarantee) (a “Subsidiary Guarantee”) and provide the following to each holder of a Note:

(i) evidence of the ratification or approval of the giving of such Subsidiary Guarantee by such Subsidiary Guarantor and the terms of such Subsidiary Guarantee by the board of directors, shareholders or other equity holders of such Subsidiary Guarantor; and

(ii) a legal opinion or opinions, in form and substance satisfactory to the Required Holders, covering the matters listed in Schedule 14.4(b).

(c)    Notwithstanding anything in this Agreement or the Notes or in the Subsidiary Guarantee to the contrary, upon notice by the Guarantor to each holder of a Note (which notice shall contain a certification by the Guarantor as to the matters specified below), each Subsidiary Guarantor specified in such notice shall cease to be a Subsidiary Guarantor and shall be automatically released from its obligations under the Subsidiary Guarantee (without the need for the execution or delivery of any other document by the holders of Notes or any other Person) if, as at the date of such notice, immediately after giving effect to such release, no Default or Event of Default shall have occurred and be continuing.

SECTION 15. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 15.1.   Registration of Notes.  The Guarantor shall keep at its principal executive office (or shall cause its agent to keep) a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and neither Obligor shall be affected by any notice or knowledge to the contrary. The Guarantor shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 15.2.   Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 20) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other details for notices of each transferee of such Note or part thereof) the

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Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A, 1-B and 1-C, as applicable, and shall have the Guarantee of the Guarantor endorsed thereon. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than U.S.$100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2, provided that no transferee shall be required to make, or shall be deemed to have made, the representations set forth in Section 6.1(b) in connection with any transfer of a Note that takes place at any time when an Event of Default shall have occurred and be continuing; and provided further that, with respect to Section 6.2, if any such transferee shall be relying on Section 6.2(g), such transferee shall have provided the writing contemplated thereby to the Company at least ten Business Days prior to the date of such transfer and the Company shall not have notified such transferee that the Company shall have reasonably determined that such transfer will involve a non-exempt prohibited transaction under ERISA or the Code.

Section 15.3.   Replacement of Notes.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$10,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon, and having the Guarantee of the Guarantor endorsed thereon.

SECTION 16. PAYMENTS ON NOTES.

Section 16.1.   Place of Payment.  Subject to Section 16.2, payments of principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and interest becoming due and

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payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 16.2.   Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 16.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and Modified Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 16.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 15.2. The Company will afford the benefits of this Section 16.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 16.2.

SECTION 17. EXPENSES, ETC.

Section 17.1.   Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guarantee or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in connection with the review of any documents and other materials delivered to the holders of the Notes pursuant to Section 10.2(a) or 14.4(b), (b) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guarantee or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guarantee or the Notes, or by reason of being a holder of any Note, and (c) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Guarantor, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes or by any Subsidiary Guarantee. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

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Section 17.2.   Certain Taxes.  The Obligors agree to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes, the Guarantees or any Subsidiary Guarantee in the United States, the United Kingdom or any Permitted Jurisdiction in which an Obligor is organized or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes, Guarantees or any Subsidiary Guarantee, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 17, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company or the Guarantor hereunder.

Section 17.3.   Survival.  The obligations of the Obligors under this Section 17 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guarantee or the Notes, and the termination of this Agreement.

SECTION 18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 19. AMENDMENT AND WAIVER.

Section 19.1.   Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 23, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or Modified Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend Section 8, 11(a), 11(b), 12, 13, 14.1, 14.2, 14.3, 19, 22 or 24.9.

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Section 19.2.   Solicitation of Holders of Notes.

(a)      Solicitation.  The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 19 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)      Payment.  Neither Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guarantee unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 19.3.   Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 19 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between either Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 19.4.   Notes Held by Obligor, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Obligor or any Affiliate of either Obligor shall be deemed not to be outstanding.

SECTION 20. NOTICES; ENGLISH LANGUAGE.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized international commercial delivery service (charges prepaid), or (b) by a recognized international commercial delivery service (with charges prepaid). Any such notice must be sent:

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(i) if to a Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Group Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing, or

(iv) if to the Guarantor, to the Guarantor at its address set forth at the beginning hereof to the attention of Group Treasurer, or at such other address as the Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 20 will be deemed given only when actually received.

Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof.

This Agreement, the Notes and the Guarantees have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in the United Kingdom or any other jurisdiction in respect hereof or thereof.

SECTION 21. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 21 shall not prohibit an Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

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SECTION 22. CONFIDENTIAL INFORMATION.

For the purposes of this Section 22, “Confidential Information” means information delivered to any Purchaser by or on behalf of either Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by an Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 22, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (v) any Person from which it offers to purchase any security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 22 as though it were a party to this Agreement. On reasonable request by an Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 22.

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SECTION 23. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 23), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 23), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 24. MISCELLANEOUS.

Section 24.1.   Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 24.2.   Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.7 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 24.3.   Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all financial statements shall be prepared in accordance with GAAP.

Section 24.4.   Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 24.5.   Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 24.6.   Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 24.7.   Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 24.8.   Jurisdiction and Process; Waiver of Jury Trial.  (a) Each of the Guarantor and the Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the Guarantees. To the fullest extent permitted by applicable law, each of the Company and the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)      Each of the Guarantor and the Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 24.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)      Each of the Guarantor and the Company consents to process being served by or on behalf of any holder of a Note in any suit, action or proceeding of the nature referred to in Section 24.8(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 20, to the Process Agent, as its agent for the purpose of accepting service of any process in the United States. Each of the Guarantor and the Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it

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in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)      Nothing in this Section 24.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Guarantor or the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)      The Guarantor hereby irrevocably appoints the Process Agent to receive for it, and on its behalf, service of process in the United States for any suit, action or proceeding of the nature referred to in Section 24.8(a). The Process Agent hereby agrees to maintain an office in the United States for purposes of fulfilling its duties as Process Agent, which as of the date of Closing shall be at its address as set forth at the beginning hereof, and notify each noteholder of any changes in the location of such office.

(f)      THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE GUARANTEES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 24.9.   Obligation to Make Payment in Dollars.  Any payment on account of an amount that is payable hereunder or under the Notes or Guarantees in Dollars which is made to or for the account of any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of either Obligor, shall constitute a discharge of the obligation of the Obligors under this Agreement, the Notes or Guarantees only to the extent of the amount of Dollars which such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of Dollars that could be so purchased is less than the amount of Dollars originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement, the Notes and the Guarantees, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. The term “London Banking Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

Section 24.10   Modifications to GAAP.  Notwithstanding anything in this Agreement or the Notes to the contrary, each Purchaser hereby agrees (and each other holder of any Note by its acceptance thereof shall be deemed to have agreed) that in the event that there is a change in

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GAAP, from that in effect on the date hereof and solely as a result of that change any of the covenants in Section 10 become materially more or less restrictive with respect to compliance therewith by the Obligors, the Obligors will furnish each holder of Notes with a certificate of a Senior Financial Officer of the Guarantor specifying the effective date of such change in GAAP and describing in reasonable detail how such change affects the financial computations required to be made with respect to any such covenants. Upon the delivery and receipt of any such certificate, the Obligors and the holders of Notes shall negotiate in good faith to amend the relevant covenant levels so that the effect of such change in GAAP, from that in effect immediately prior to giving effect to such change, will be negated. If the Obligors and the Required Holders are unable to agree on appropriate amendments within 60 days of commencing negotiations, the Obligors will, for purposes of this Agreement, continue to comply with the covenants in Section 10 on the basis of GAAP in effect immediately prior to giving effect to such change and shall provide appropriate reconciliations with respect thereto in connection with each Officer’s Certificate delivered pursuant to Section 7.2(a). No Default or Event of Default shall be deemed to have occurred up to the end of the aforementioned 60 days or, if no appropriate amendments are agreed upon, at any time while the Obligors are in compliance with the relevant covenants on the basis of GAAP immediately prior to giving effect to such change.

* * * * *

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Guarantor, whereupon this Agreement shall become a binding agreement between you, the Company and the Guarantor.

Very truly yours,

WOLSELEY CAPITAL, INC.

	By	/s/ M.J.R. Verrier

Name: MJR Verrier
Title: Treasurer

WOLSELEY PLC

	By	/s/ M.J.R. Verrier

Name: MJR Verrier
Title: Group Treasurer

This Agreement is hereby accepted and agreed to as of the date thereof.

The foregoing is hereby
agreed to as of the
date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ David A Barras

Name:	David A. Barras

Title:	Its Authorised Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
for its Group Annuity Separate Account

By:	/s/ David A. Barras

Name:	David A. Barras

Title:	Its Authorised Representative

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN by
American United Life Insurance Company its agent

By:	/s/ Kent R. Adams

Name:	Kent R. Adams

Title:	V.P Fixed Income Securities

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Kent R. Adams

Name:	Kent R. Adams

Title:	V.P Fixed Income Securities

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Scott Inglis

Title:	Scott Inglis

Name:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE TRAVELERS INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its investment manager

By:	/s/ Scott Inglis

Title:	Scott Inglis

Name:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE TRAVELERS LIFE AND ANNUITY COMPANY
By: Metropolitan Life Insurance Company, its investment manager

By:	/s/ Scott Inglis

Title:	Scott Inglis

Name:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NEW ENGLAND LIFE INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its investment manager

By:	/s/ Scott Inglis

Title:	Scott Inglis

Name:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Julia Buthman

Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Julia Buthman

Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Julia Buthman

Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Julia Buthman

Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By:	/s/ R. A. Mucci

Name:	R.A. Mucci

Title:	Vice President & Treasurer

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

SETTLERS LIFE INSURANCE COMPANY

By:	/s/ R. A. Mucci

Name:	R.A. Mucci

Title:	Vice President & Treasurer

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Allen R. Cantrell

Name:	Allen R. Cantrell

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NATIONAL LIFE INSURANCE COMPANY

By:	/s/ R. Scott Higgins

Name:	R. Scott Higgins

Title:	Vice President, Sentinel Asset Management

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ John P. Rafferty

Name:	John P. Rafferty

Title:	Investment Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION

By:	New York Life Investment Management LLC, its
Investment Manager

By:	/s/ John P. Rafferty

Name:	John P. Rafferty

Title:	Investment Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 13)

By:	New York Life Investment Management LLC, its
Investment Manager

By:	/s/ John P. Rafferty

Name:	John P. Rafferty

Title:	Investment Vice President

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:	New York Life Investment Management LLC, its
Investment Manager

By:	/s/ John P. Rafferty

Name:	John P. Rafferty

Title:	Investment Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Jeff Attwood

Name:	Jeff Attwood

Title:	Investment Officer

By:	/s/ Jeff Attwood

Name:	Jeff Attwood

Title:	Investment Officer

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:	/s/ Jeff Attwood

Name:	Jeff Attwood

Title:	Investment Officer

By:	/s/ Jeff Attwood

Name:	Jeff Attwood

Title:	Investment Officer

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ John H. Beers

Name:	John H. Beers

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

PHL VARIABLE INSURANCE COMPANY

By:	/s/ John H. Beers

Name:	John H. Beers

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

CONSECO INSURANCE COMPANY

By:	/s/ Tim Powell

Name:	Tim Powell

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

BANKERS LIFE AND CASUALTY COMPANY

By:	/s/ Tim Powell

Name:	Tim Powell

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

SWISS RE LIFE & HEALTH AMERICA INC.

By: Swiss Re Asset Management (Americas) Inc.

By:	/s/ Christopher J. Weihs

Name:	Christopher J. Weihs

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

VALLEY FORGE LIFE INSURANCE COMPANY

By: Swiss Re Asset Management (Americas) Inc.

By:	/s/ Christopher J. Weihs

Name:	Christopher J. Weihs

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

ASSURITY LIFE INSURANCE COMPANY

By:	/s. Victor Weber

Name:	Victor Weber

Title:	Senior Director – Investments

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Nick S. Coin

Name:	Nick S. Coin

Title:	Director, Treasurer, & Investment Manager

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

COUNTRY LIFE INSURANCE COMPANY

By:	/s/ Bruce D. Finks

Name:	Bruce D. Finks

Title:	Vice President – Investments

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
By: ING Investment Management LLC, as Agent

By:	/s/ Chris Lyons

Name:	Chris Lyons

Title:	Senior Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

AIG ANNUITY INSURANCE COMPANY
AIG LIFE INSURANCE COMPANY
AMERICAN GENERAL ASSURANCE COMPANY
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By:	AIG Global Investment Corp., investment adviser

By:	/s/ Peter DeFazio

Name:	Peter DeFazio

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz

Name:	Barry Scheinholtz

Title:	Private Placements Manager

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Thomas M. Donohue

Name:	Thomas M. Donohue

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Thomas M. Donohue

Name:	Thomas M. Donohue

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

FORT DEARBORN LIFE INSURANCE COMPANY

By: Guardian Investor Services, LLC

By:	/s/ Thomas M. Donohue

Name:	Thomas M. Donohue

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Michael L. Short

Name:	Michael L. Short

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MANULIFE INSURANCE COMPANY

By:	/s/ Michael L. Short

Name:	Michael L. Short

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Michael L. Short

Name:	Michael L. Short

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Michael L. Short

Name:	Michael L. Short

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ Kevin W. Hammond

Name:	Kevin W. Hammond

Title:	Senior Director – Investments

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Jeffrey A. Dominick

Name:	Jeffrey A. Dominick

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ Jeffrey A. Dominick

Name:	Jeffrey A. Dominick

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

UNUM LIFE INSURANCE COMPANY OF AMERICA
By: Provident Investment Management, LLC
Its: Agent

By:	/s/ Ben Vance

Name:	Ben Vance

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE PAUL REVERE LIFE INSURANCE
By: Provident Investment Management, LLC
Its: Agent

By:	/s/ Ben Vance

Name:	Ben Vance

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Edwin H. Garrison Jr.

Name:	Edwin H. Garrison Jr.

Title:	First Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Edwin H. Garrison Jr.

Name:	Edwin H. Garrison Jr.

Title:	First Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON-PILOT LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald Jr.

Name:	James E. Mcdonald Jr.

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

By:	/s/ James E. McDonald Jr.

Name:	James E. Mcdonald Jr.

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

By:	/s/ James E. McDonald Jr.

Name:	James E. Mcdonald Jr.

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

CHASE INSURANCE LIFE AND ANNUITY COMPANY

By:	/s/ William H. Wilton

Name:	William H. Wilton

Title:	Senior Vice President

By:	/s/ James R. Smith

Name:	James R. Smith

Title:	Chief Investment Officer

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

THE UNION CENTRAL LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger

Name:	David M. Weisenburger

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton

Name:	Eve Hampton

Title:	Vice President, Investments

By:	/s/ J. G. Lowery

Name:	J. G. Lowery

Title:	Assistant Vice President, Investments

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

LONDON LIFE INSURANCE COMPANY

By:	/s/ B. K. Allison

Name:	B. K. Allison

Title:	Authorised Signatory

By:	/s/ D. B. E. Ayers

Name:	D. B. E. Ayers

Title:	Authorised Signatory

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA

By:	/s/ Marina Mavrakis

Name:	Marina Mavrakis

Title:	Managing Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

Jackson National Life Insurance Company

By: PPM America, Inc., as attorney in fact,
on behalf of Jackson National Life Insurance Company

By:	/s/ Mark Staub

Name:	Mark Staub

Title:	Vice President

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

LLOYDS TBS BANK PLC

By:	/s/ Saab Mahil

Name:	Saab Mahil

Title:	Relationship Director

WOLSELEY PLC
Note and Guarantee Agreement

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The foregoing is hereby
agreed to as of the
date thereof.

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Mark W. Poeppelman

Name:	Mark W. Poeppelman

Title:	Authorised Signatory

WOLSELEY PLC
Note and Guarantee Agreement

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WOLSELEY PLC
Note and Guarantee Agreement

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DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Guarantor.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Business Day” means (a) for the purposes of Section 8.9 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Wolseley Capital, Inc., a Delaware corporation or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 22.

“Consolidated Cash” means the value of freely transferable cash at banks, building societies or similar financial institutions standing to the credit of the Guarantor or any Subsidiary including Construction Loan Receivables but excluding (i) cash deposited for a fixed term exceeding twelve months, (ii) cash which is subject to any Lien of the nature described in Section 10.5(c), (e) or (f), or Section 10.5(a) (to the extent such Lien is of the nature described in Section 10.5(c), (e) or (f)), and (iii) cash which is subject to any other Lien apart from any Lien to secure Indebtedness of the Guarantor or any Subsidiary (and, for these purposes, cash shall not cease to be freely transferable by reason that it is deposited for a fixed term of up to twelve months).

“Consolidated EBITDA” means, in relation to any period, the total consolidated operating profit of the Guarantor and its Subsidiaries for such period, before taking into account:

 SCHEDULE B

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(a)      interest, commissions, discounts and other fees incurred or received or receivable by the Guarantor or any Subsidiary in respect of Indebtedness or other finance charges deducted in calculating operating profit;

(b)	tax;

(c)	amortization and write downs of goodwill;

(d)	depreciation;

(e)      any share of profit of any associated company or undertaking, except for dividends received in cash by the Guarantor or any Subsidiary; and

(f)	all extraordinary and exceptional items;

provided that, Consolidated EBITDA shall be determined on a pro forma basis so as to give effect from the first day of the relevant period to any Person that became a Subsidiary or merged into or consolidated with the Guarantor or any Subsidiary during the relevant period and as to exclude any former Subsidiary that ceased to be a Subsidiary during such period.

“Consolidated Net Borrowings” means, at any time, the aggregate outstanding amount of the Indebtedness of the Guarantor and its Subsidiaries at such time determined on a consolidated basis (excluding any Indebtedness of the type described in paragraph (f) of the definition thereof) less (i) Consolidated Cash at such time and (ii) the Marketable Securities of the Guarantor and its Subsidiaries at such time.

“Consolidated Total Assets” means, at any time, the total assets of the Guarantor and its Subsidiaries that would be shown on a consolidated balance sheet of the Guarantor and its Subsidiaries as of such time prepared in accordance with GAAP.

“Construction Loan Receivables” means amounts advanced by the Guarantor or its Subsidiaries as would appear under the heading of “Construction Loan Receivables” (or similar heading as required under GAAP) in the audited annual consolidated financial statements of the Guarantor.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, (a) with respect to any Fixed Rate Note, that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note and (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate and (b) with respect to any Floating Rate Note, a rate of interest equal to (i) the Floating Interest Rate otherwise applicable to such Note on such date plus (ii) 2.00%.

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“Dollars” or “U.S.$” means lawful money of the United States of America.

“EBIT” means, for any Person, in relation to any period, the total operating profit of such Person for such period, before taking into account:

(a)	interest, commissions, discounts and other fees incurred or received or receivable by such Person in respect of Indebtedness or other finance charges deducted in calculating operating profit;

(b)	tax;

(c)	any share of profit of any associated company or undertaking, except for dividends received in cash by such Person; and

(d)	all extraordinary and exceptional items.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Fixed Rate Notes” is defined in Section 8.1(a).

“Floating Interest Period” means, with respect to the Floating Rate Notes, each period from and including a Floating Rate Note Reset Date to but excluding the immediately subsequent Floating Rate Note Reset Date. Notwithstanding the foregoing, (a) the first Floating Interest Period shall begin on the date of Closing and end on May 15, 2006 and (b) the final Floating Interest Period shall end on, and exclude the earlier of (x) the respective date on which the principal amount of the Series G Floating Rate Notes or Series H Floating Rate Notes are paid in full and (y) (i) November 16, 2008, with respect to the Series G Notes, and (ii) November 16, 2012, with respect to the Series H Notes.

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“Floating Interest Rate” means, for any Floating Interest Period with respect to any Floating Rate Note, the sum of the LIBOR Base Rate calculated for such Floating Interest Period plus (i) 0.15% with respect to the Series G Notes and (ii) 0.27% with respect to the Series H Notes.

“Floating Interest Rate Determination Date” means, with respect to any Floating Interest Period, the day that is two London Banking Days preceding the first day of such Floating Interest Period.

“Floating Rate Breakage Amount” is defined in Section 8.9.

“Floating Rate Note Payment Date” means May 16 and November 16 of each year, commencing with May 16, 2006; provided that, if such Floating Rate Note Payment Date falls on a day that is not a Business Day, such Floating Rate Note Payment Date shall be the first following day that is a Business Day.

“Floating Rate Note Reset Date” means May 16 and November 16 of each year, commencing with May 16, 2006.

“Floating Rate Note Required Holders” means, at any time, the holders of greater than 50% in principal amount of the Floating Rate Notes at the time outstanding (exclusive of such Floating Rate Notes then owned by either Obligor or any of their respective Affiliates).

“Floating Rate Notes” is defined in Section 8.1(b).

“GAAP” means generally accepted accounting principles (or, as required for publicly listed companies in the United Kingdom, international financial reporting standards) as in effect from time to time in the United Kingdom.

“Governmental Authority” means

(a) the government of

(i) the United States of America or the United Kingdom or any State or other political subdivision of either thereof, or

(ii) any other jurisdiction in which either Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of either Obligor or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guarantee” is defined in Section 1.

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“Guarantor” means Wolseley plc, a company incorporated under the laws of England and Wales or any successor that becomes such in the manner prescribed in Section 10.2.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 15.1.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

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(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and

(g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 2% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“LIBOR Base Rate” means for any Floating Interest Period with respect to any Floating Rate Note, the rate as of the Floating Interest Rate Determination Date for such Floating Interest Period (except in the case of the first Floating Interest Period, which shall be as of the day that is three London Banking Days preceding the date of Closing) (rounded, if necessary, to the nearest one thousandth of one percent (0.001%)) for deposits in Dollars for a six month period for amounts of $1,000,000 or more (i) which appears on the appropriate page of the Reuters screen or (ii) as may be agreed to by the Company and the Floating Rate Note Required Holders for the purpose of displaying rates or prices comparable to the LIBOR Base Rate as of 11:00 a.m. (London time) on such date. If such rate does not appear on the Reuters screen (or such other display as may be agreed to by the Company and the Floating Rate Note Required Holders for the purpose of displaying rates or prices comparable to the LIBOR Base Rate), then “LIBOR Base Rate” will be determined on the basis of rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on any Floating Interest Rate Determination Date in respect of any Floating Interest Period, to prime banks in the London interbank market for a six month period commencing on such Floating Interest Rate Determination Date in amounts of $1,000,000 or more. The Company will request the principal London office of each of the Reference Banks to provide a quotation of its rate and the rate for that Floating Interest Period will

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be the arithmetic mean (rounded, if necessary, as provided above) of the quotations. “Reference Banks” shall mean Bank of America, N.A., The Royal Bank of Scotland plc, Lloyds TSB Bank plc and Barclays (or such other bank or banks as shall be agreed to by the Company and the Floating Rate Note Required Holders).

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance securing any obligation of such Person or any other type of right of any creditor to have its claims satisfied in priority to other creditors with or from the proceeds of any properties, assets or revenues of any kind (but for the avoidance of doubt shall not include a right arising out of the ordinary course of trading and not in connection with the borrowing of money by the relevant person or any right of set-off arising by contract or by law that would not otherwise constitute a mortgage, charge or pledge).

“London Banking Day” is defined in Section 24.9.

“Make-Whole Amount” is defined in Section 8.9.

“Marketable Securities” means certificates of deposit, gilt-edged securities or other European Union or United States governmental securities which are freely tradable, units in Sociétés d’Investissement à Capital Variable (managed by reputable banks or financial institutions), commercial paper rated at least A1/P1 by Standard & Poor’s Corporation or Moody’s Investor Services, Inc., UK Certificates of Tax Deposit and such other liquid investments as the Guarantor may from time to time agree in writing with the Required Holders.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Guarantor and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) for purposes of Section 5 of this Agreement, the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole, or (b) for all purposes of this Agreement, the ability of the Company or the Guarantor to perform its obligations under this Agreement or the Notes (in the case of the Company) or this Agreement or the Guarantees (in the case of the Guarantor), or (c) for all purposes of this Agreement, the validity or enforceability of this Agreement, the Notes or the Guarantees.

“Memorandum” is defined in Section 5.3.

“Modified Make-Whole Amount” is defined in Section 8.9.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

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“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by an Obligor or any Subsidiary primarily for the benefit of employees of such Obligor or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company or the Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Jurisdiction” means (a) the United States of America, (b) the United Kingdom, (c) Canada, (d) Switzerland and (e) any other country that on the April 30, 2004 was a member of the European Union (other than Portugal, Greece or Italy).

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by either Obligor or any ERISA Affiliate or with respect to which either Obligor or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Principal Subsidiary” means each Subsidiary of the Guarantor listed in the Guarantor’s consolidated accounts.

“Priority Indebtedness” means, at any time, the sum (without duplication) of (i) the aggregate unpaid principal amount of Indebtedness of the Guarantor and its Subsidiaries secured by Liens permitted pursuant to Section 10.5(h) at such time, and (ii) the aggregate unpaid principal amount of unsecured Indebtedness of all Subsidiaries (other than the Company) at such time other than unsecured Indebtedness (A) of any Person outstanding at the time such Person is acquired and becomes a Subsidiary after the date of Closing, provided such Indebtedness was not incurred in contemplation of such acquisition (and any replacement or extension of such Indebtedness provided that the principal amount thereof (on the date such Person became a Subsidiary) is not increased), (B) outstanding on the date of the Closing and specified in Schedule 5.15A (and any replacement or extension of such Indebtedness provided that the

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principal amount thereof (at the time of such replacement or extension) is not increased), (C) incurred by any Subsidiary that is a special purpose finance company to the extent that the proceeds of such Indebtedness are either directly or via one or more non-trading vehicles on-lent to an Obligor (and which Subsidiary does not own any assets other than those consistent with its special purpose finance nature), (D) incurred by a Subsidiary and used solely for the purpose of financing the acquisition of additional assets, (E) of a Subsidiary owed to the Guarantor or any other Subsidiary, (F) raised to fund Construction Loan Receivables, (G) of any Subsidiary Guarantor, so long as the Subsidiary Guarantee of such Subsidiary Guarantor shall be in full force and effect and neither such Subsidiary Guarantor nor any Person acting on its behalf shall have contested in any manner the validity, binding nature or enforceability of such Subsidiary Guarantee and (H) of the type described in paragraph (f) of the definition of Indebtedness.

“Process Agent” means the Company.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” means a Prohibited Transaction Exemption issued by the Department of Labor.

“Purchaser” is defined in the first paragraph of this Agreement.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Registration Duty” means any registration duty or similar amount payable in connection with the use in a judicial proceeding in the United Kingdom or any Permitted Jurisdiction of this Agreement, the Notes, the Guarantees or any other agreement or document related hereto or thereto or the transactions contemplated herein or therein.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of greater than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by either Obligor or any of their respective Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Guarantor with responsibility for the administration of the relevant portion of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or of the Guarantor.

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“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Series D Notes” is defined in Section 1.

“Series E Notes” is defined in Section 1.

“Series F Notes” is defined in Section 1.

“Series G Notes” is defined in Section 1.

“Series H Notes” is defined in Section 1.

“Significant Subsidiary” means at any time (a) any Subsidiary the net assets of which represent at least 10% of the aggregate of the net assets of the Guarantor and its Subsidiaries and (b) any Subsidiary whose EBIT represents 10% or more of consolidated EBIT of the Guarantor and its Subsidiaries, in each case, calculated by reference to the latest audited financial statements of the Guarantor and its Subsidiaries.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Guarantor.

“Subsidiary Guarantee” is defined in Section 14.4(b).

“Subsidiary Guarantor” means any Subsidiary that is designated as a Subsidiary Guarantor in accordance with Section 14.4 and that shall not have been released in accordance with Section 14.4(c).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange

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transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

“Taxing Jurisdiction” is defined in Section 13.

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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[FORM OF SERIES A NOTE]

Wolseley Capital, Inc.

4.72% Series A Guaranteed Senior Note Due 2008

No. A-[__]	[Date]
U.S.$[_______]	PPN: 97786# AA 0

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.72% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.72% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

 EXHIBIT 1-A

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES B NOTE]

Wolseley Capital, Inc.

4.79% Series B Guaranteed Senior Note Due 2010

No. B-[__]	[Date]
U.S.$[_______]	PPN: 97786# AB 8

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.79% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.79% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

 EXHIBIT 1-B

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES C NOTE]

Wolseley Capital, Inc.

4.93% Series C Guaranteed Senior Note Due 2012

No. C-[__]	[Date]
U.S.$[_______]	PPN: 97786# AC 6

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.93% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.93% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

 EXHIBIT 1-C

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES D NOTE]

Wolseley Capital, Inc.

5.05% Series D Guaranteed Senior Note Due 2015

No. D-[__]	[Date]
U.S.$[_______]	PPN: 97786# AD 4

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.05% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.05% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

  EXHIBIT 1-D

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES E NOTE]

Wolseley Capital, Inc.

5.18% Series E Guaranteed Senior Note Due 2017

No. E-[__]	[Date]
U.S.$[_______]	PPN: 97786# AE 2

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.18% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.18% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

  EXHIBIT 1-E

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES F NOTE]

Wolseley Capital, Inc.

5.32% Series F Guaranteed Senior Note Due 2020

No. F-[__]	[Date]
U.S.$[_______]	PPN: 97786# AF 9

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.32% per annum from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.32% and (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

EXHIBIT 1-F

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES G NOTE]

Wolseley Capital, Inc.

Floating Rate Series G Guaranteed Senior Note Due 2008

No. G-[__]	[Date]
U.S.$[_______]	PPN: 97786# AG 7

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2008, with interest (computed on the basis of a 360-day year for the actual days elapsed) (a) on the unpaid balance thereof during each Floating Interest Period at a rate per annum equal to the Floating Interest Rate applicable to the Series G Notes for such Floating Interest Period, from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount at a rate per annum from time to time equal to the Floating Interest Rate otherwise applicable to the Series G Notes on such date plus 2.00%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

EXHIBIT 1-G

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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[FORM OF SERIES H NOTE]

Wolseley Capital, Inc.

Floating Rate Series H Guaranteed Senior Note Due 2012

No. H-[__]	[Date]
U.S.$[_______]	PPN: 97786# AH 5

FOR VALUE RECEIVED, the undersigned, Wolseley Capital, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 16, 2012, with interest (computed on the basis of a 360-day year for the actual days elapsed) (a) on the unpaid balance thereof during each Floating Interest Period at a rate per annum equal to the Floating Interest Rate applicable to the Series H Notes for such Floating Interest Period, from the date hereof, payable semiannually, on the 16th day of May and November in each year, commencing with the May 16 or November 16 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and on any overdue payment of any Make-Whole Amount at a rate per annum from time to time equal to the Floating Interest Rate otherwise applicable to the Series H Notes on such date plus 2.00%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Subject to Section 16.2 of the Note and Guarantee Agreement referred to below, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of November 16, 2005 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Wolseley plc (the “Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 22 of the Note and Guarantee Agreement and (ii) made the representations as contemplated by Section 15.2 of the Note and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

EXHIBIT 1-H

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This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

WOLSELEY CAPITAL, INC.

By	________________________
Name:
Title:

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FORM OF GUARANTEE

For value received, the undersigned hereby absolutely, unconditionally and irrevocably guarantees to the holder of the foregoing Note the due and punctual payment of the principal of, Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on said Note and all other amounts from time to time owing by the Company under the Note and Guarantee Agreement referred to in said Note, as more fully provided in said Note and Guarantee Agreement.

WOLSELEY PLC

By	________________________
Name:
Title:

EXHIBIT 1-I

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SCHEDULE 5.5

Financial Statements

1.      Wolseley plc Annual Report and Audited Financial Statements for the fiscal year ended July 31, 2005.

2.      Wolseley plc Annual Report and Audited Financial Statements for the fiscal year ended July 31, 2004.

3.      Wolseley plc Annual Report and Audited Financial Statements for the fiscal year ended July 31, 2003.

4.      Wolseley plc Annual Report and Audited Financial Statements for the fiscal year ended July 31, 2002.

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SCHEDULE 5.15

Existing Indebtedness

[Attached]

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SCHEDULE 5.15

Existing Indebtedness

Wolseley group Indebtedness			£'000

a) Liabilities for borrowed money or Preferred Stock (see attached schedule)			1,736,196

b) Liabilities for deferred purchase price of property			0

c) Capital Leases (see attached schedule)			50,807

d) Liabilities for borrowed money secured by any property Lien (see attached)			1,182

e) Loan stock holders supported by Letters of Credit
	Loan stock holders	785
	Loan note holders	4,430

			5,215
f) Aggregate Swap Termination Value
	FX swaps termination	11,100
	IRS swaps termination	(200)

			10,900

g) Guarantees with respect to liabilities associated with a) through f)			0

Total Group Indebtedness			1,804,300